                                                                    EXHIBIT 99.5

                                                                  EXECUTION COPY


                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of August 8, 2000, between German American Capital Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans and other mortgage assets, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X and Class F to Deutsche Bank Securities Inc. and Goldman, Sachs & Co., and the Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates to Commercial Asset Trading, Inc. (in such capacity, each an "Initial Purchaser") pursuant to two certificate purchase agreements, dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser"). The Class X, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.  Agreement to Purchase.

     Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 17, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in August 2000. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $222,233,730, subject to a variance of plus or minus 5%. The purchase price for each Mortgage Loan shall be calculated and paid pursuant to the related Mortgage Loan Purchase Agreement between the Seller, as purchaser, and the Purchaser, as seller, and dated September 29, 1999, March 30, 2000 or June 29, 2000, as the case may be.

SECTION 2.  Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation. Notwithstanding the foregoing, the Mortgage File for the Participation Loan will consist solely of an original executed counterpart of the Participation Agreement. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3.  Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4.  Representations, Warranties and Covenants of the Seller.

     (a)  Reserved.

     (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5.  Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

          (ix) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.  Reserved.

SECTION 7.  Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.  Closing Documents.

     The Closing Documents shall consist of the following:

          (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

          (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

          (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

          (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

          (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

          (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

          (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Seller; and

          (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.  Reserved.

SECTION 10. Assignment of Supplemental Agreement.

     In connection with the transfer of the Mortgage Loans hereunder, the Seller hereby assigns to the Purchaser all of the Seller's right, title and interest in and to the Supplemental Agreement.

SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to German American Capital Corporation, at 31 West 52nd Street, New York, NY 10019, Attention: Gregory B. Hartch, facsimile no. (212) 469-4579, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12. Reserved.

SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                       GERMAN AMERICAN CAPITAL CORPORATION


                                       By: /s/ Eric M. Schwartz
                                          --------------------------------------
                                       Name:  Eric M. Schwartz
                                       Title: Vice President


                                       By: /s/ Gregory B. Hartch
                                          --------------------------------------
                                       Name:  Gregory B. Hartch
                                       Title: Authorized Signatory


                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                       By: /s/ David Lazarus
                                          --------------------------------------
                                       Name:  David Lazarus
                                       Title: Vice President


Acknowledged and Agreed
with respect to Section 10:

GMAC COMMERCIAL MORTGAGE CORPORATION


By: /s/ David Lazarus
   ---------------------------------
Name:  David Lazarus
Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

LOAN
NUMBER       NAME                     ADDRESS                 CITY             STATE             ZIP
21702        Remond Cliff Plaza       2928 Remond Drive       Dallas           Texas            75211
             Apartments
24161        Galyan's-Plainfield      655 Perry Road          Plainfield       Indiana          46168
24483        Residence Inn by         32 Centerra Parkway     Lebanon          New              03766
             Marriott                                                          Hampshire
24575        Galyan's-Leawood         11801 Nall Avenue       Leawood          Kansas           66211
25149        Center City Apartment    Various                 Various          Various         Various
             Portfolio II
25149-A      1109 Spruce Street       1109 Spruce Street      Philadelphia     Pennsylvania     19107
25149-B      322 S. 10th Street       322 S. 10th Street      Philadelphia     Pennsylvania     19107
25149-C      927 Spruce Street        927 Spruce Street       Philadelphia     Pennsylvania     19106
25149-D      1104 Spruce Street       1104 Spruce Street      Philadelphia     Pennsylvania     19107
25149-E      2125-27 Walnut Street    2125-27 Walnut          Philadelphia     Pennsylvania     19103
25149-F      434 Lombard Street       434 Lombard Street      Philadelphia     Pennsylvania     19147
25149-G      1001 Pine Street         1001 Pine Street        Philadelphia     Pennsylvania     19107
25149-H      1034 Spruce Street       1034 Spruce Street      Philadelphia     Pennsylvania     19107
25149-I      1616-18 Spruce Street    1616-18 Spruce          Philadelphia     Pennsylvania     19103
25149-J      1957 Locust Street       1957 Locust Street      Philadelphia     Pennsylvania     19103
25149-K      218 S. 20th Street       218 S. 20th Street      Philadelphia     Pennsylvania     19103
25149-L      1719 Spruce Street       1719 Spruce Street      Philadelphia     Pennsylvania     19103
26002        Paradise Plaza Inn       3 Ninth Street          Ocean City       Maryland         21842
26190        Candlestick              4747 Rigsby Avenue      San Antonio      Texas            78222
26207        Holcomb Corners          3375 Holcomb Bridge     Norcross         Georgia          30092
             Shopping Center          Road
26209        Office Depot - Hobby     500 NW State Route 7    Blue Springs     Missouri         64014
             Lobby Retail Center
26214        Dove Park Townhomes      11334 E. 23rd Street    Tulsa            Oklahoma         74129
26254        Feeley Apartment         Various                 Various          Various         Various
             Portfolio
26254-A      64 Monroe Street         64 Monroe Street        Hoboken          New Jersey       07030
26254-B      125 Monroe Street        125 Monroe Street       Hoboken          New Jersey       07030
26254-C      70 Jefferson Street      70 Jefferson Street     Hoboken          New Jersey       07030
26254-D      100 Jefferson Street     100 Jefferson Street    Hoboken          New Jersey       07030
26254-E      102 Jefferson Street     102 Jefferson Street    Hoboken          New Jersey       07030
26426        Bank of America          900 West 49th Street    Hialeah          Florida          33012
             Office Building
26560        Ahwatukee Palms          4825 East Warner        Phoenix          Arizona          85044
             Shopping Center          Road
26750        Brighton Park            1005-1019 E. Grand      Brighton         Michigan         48116
             Shopping Center          River Avenue
27102        Sheraton Four Points     1603 Powell Street      Emeryville       California       94608


LOAN        INTEREST     RATE        ORIGINAL       CUT-OFF DATE   REMAINING   MATURITY
NUMBER        RATE       TYPE        BALANCE          BALANCE        TERM        DATE
21702        8.1600      Fixed    3,200,000.00     3,170,907.00       106       6/10/09
24161        8.7580      Fixed    4,975,000.00     4,943,454.34       109       9/10/09
24483        8.5000      Fixed    6,100,000.00     6,089,575.96       118        6/1/25
24575        8.7540      Fixed    8,600,000.00     8,545,423.21       109       9/10/09
25149        8.6800      Fixed    6,400,000.00     6,385,741.00       115        3/5/10
25149-A
25149-B
25149-C
25149-D
25149-E
25149-F
25149-G
25149-H
25149-I
25149-J
25149-K
25149-L
26002        9.2500      Fixed    6,000,000.00     5,987,587.21       117        5/1/25
26190        8.4300      Fixed    1,155,000.00     1,152,222.62       115        3/5/10
26207        8.5300      Fixed    1,650,000.00     1,646,770.38       116        4/5/10
26209        8.3500      Fixed    3,450,000.00     3,445,099.54       117        5/5/10
26214        8.6700      Fixed    1,740,000.00     1,736,727.80       116        4/5/10
26254        8.4300      Fixed    2,784,000.00     2,778,395.15       116        4/5/10
26254-A
26254-B
26254-C
26254-D
26254-E
26426        8.3750      Fixed    4,910,000.00     4,908,090.42       119        7/5/10
26560        8.2260      Fixed   13,400,000.00    13,380,225.51       117        5/5/10
26750        8.5400      Fixed    4,400,000.00     4,395,737.00       118        6/5/10
27102        8.7800      Fixed   11,500,000.00    11,492,165.39       119        7/1/25

LOAN
NUMBER       NAME                        ADDRESS                 CITY             STATE             ZIP
             Hotel
27256        Hampton Inn                 4201 Coastal Highway    Ocean City       Maryland         21842
27257        Holiday Inn Express         7481 Ridge Road         Hanover          Maryland         21076
             BWI
27271        Residence Inn               22 Segar Street         Danbury          Connecticut      06810
             (Danbury)
27433        Industrial Distribution     2100 The Oaks           Belmont          North            28012
             Group Building              Parkway                                  Carolina
27619        Donna Lynn                  1301 East Marshall      Grand Prairie    Texas            75051
             Apartments                  Drive
27754        West Union Corporate        5865 South Ash          Tempe            Arizona          85253
             Building                    Avenue
27800        Rialto Building             116 New Montgomery      San Francisco    California       94105
                                         Street
27974        Weinerman                   Various                 Various          Various         Various
             Multifamily Portfolio
27974-A      Daibes Apartments           12 Liberty Place        Weehawken        New Jersey       07087
27974-B      Crescent Garden             9005 Third Avenue       North Bergen     New Jersey       07047
             Apartments
28000        Courtyard by Marriott       3555 Centerpoint        Pontiac          Michigan         48341
                                         Parkway
28001        Residence Inn by            3333 Centerpoint        Pontiac          Michigan         48341
             Marriott                    Parkway
01-1020226   Carpenter's Union           1003 K Street N.W.      Washington       District of      20001
             Building                                                             Columbia
01-1020227   DuPont Medical              1234 19th Street        Washington       District of      20036
             Building                                                             Columbia
01-1020228   Continental Office          1012 14th Street        Washington       District of      20005
             Building                                                             Columbia
01-1025095   College Park                3307 College Street     Lacey            Washington       98503
             Apartments
01-1025199   Southlake Market Loop       2830 - 2840 Market      Southlake        Texas            76092
                                         Loop
01-1025231   K-Mart Retail - Aurora,     15200 East Colfax       Aurora           Colorado         80011
             Colorado                    Road
01-1025336   Los Frances                 508 Gale Street         Laredo           Texas            78041
             Apartments
01-1025387   K-Mart Retail - Grand       3535 West 13th Street   Grand Island     Nebraska         68803
             Island
01-1025540   Southport Associates        354 - 378 Western       Greenwood        Indiana          46142
             Retail                      Boulevard


LOAN           INTEREST    RATE          ORIGINAL        CUT-OFF DATE     REMAINING    MATURITY
NUMBER           RATE      TYPE          BALANCE            BALANCE         TERM         DATE
27256           8.5000     Fixed       6,120,000.00      6,109,541.80        118        6/1/25
27257           8.5000     Fixed       9,100,000.00      9,084,449.40        118        6/1/25
27271           8.6250     Fixed       5,000,000.00      4,996,452.01        119        7/1/25
27433           8.4300     Fixed       5,950,000.00      5,947,736.54        119        7/5/10
27619           8.2400     Fixed       3,400,000.00      3,398,605.72        119        7/5/10
27754           8.3100     Fixed       3,300,000.00      3,300,000.00        119        7/5/10
27800           8.4200     Fixed      27,250,000.00     27,222,688.33        118        6/5/10
27974           8.3750     Fixed       2,200,000.00      2,199,144.38        119        7/5/10
27974-A
27974-B
28000           8.7000     Fixed       6,315,000.00      6,310,605.86        119        7/1/25
28001           8.7000     Fixed       7,485,000.00      7,479,791.74        119        7/1/25
01-1020226      8.8500     Fixed       2,420,000.00      2,417,857.02        58         6/1/05
01-1020227      8.8500     Fixed       3,646,000.00      3,642,771.37        58         6/1/05
01-1020228      8.8500     Fixed       5,833,000.00      5,827,834.72        58         6/1/05
01-1025095      7.9400     Fixed       1,550,000.00      1,548,229.15        118        6/1/10
01-1025199      8.7500     Fixed       1,030,000.00      1,028,713.35        117        5/1/10
01-1025231      8.2500     Fixed       3,080,000.00      3,076,763.86        118        6/1/25
01-1025336      8.5000     Fixed       1,920,000.00      1,916,209.88        116        4/1/10
01-1025387      8.1250     Fixed       2,980,000.00      2,972,079.49        117        5/1/25
01-1025540      8.5000     Fixed       1,430,000.00      1,428,062.42        117        5/1/10

LOAN
NUMBER          NAME                          ADDRESS                  CITY              STATE              ZIP
01-1025819      The Meadows                   3428 West McLeod         Bellingham        Washington        98226
                Apartments - Lacey,           Road
                WA
01-1025997      Across Lenox Shopping         3425 - 3435 Lenox        Atlanta           Georgia           30326
                Center                        Road
01-1026176      Buckingham Apartments         3884 Buckingham          St. Louis         Missouri          63108
                Apartments                    Court
01-1026212      La Brea Office                110 South La Brea        Inglewood         California        90301
                Building                      Avenue
01-1026263      K-Mart Retail - Aurora,       1250 North Lake          Aurora            Illinois          60506
                Illinois                      Avenue
01-1026339      Pioneer Center Retail         501 - 557 Azusa          West Covina       California        91791
                                              Avenue & 1751 East
                                              Rowland Avenue
01-1026401      K-Mart Retail -               2050 West Peterson       Chicago           Illinois          60659
                Chicago                       Avenue
01-1026497      9001 Braddock Road            9001 Braddock Road       Springfield       Virginia          22151
                Office Building
01-1026584      K-Mart Retail - South         U.S. Route 31            South Bend        Indiana           46614
                Ben, IN
01-1027351      Chili's Plaza                 SEC of US Highway        Sarasota          Florida           34233
                                              41 and Robinhood
                                              Street
01-1027480      Meadows of Gwinnett           9-22 and 27-29 Britain   Lawrenceville     Georgia           30244
                County Apartments             Drive
01-1027900      BRC Plaza Shopping            12375 - 12505 West       Boise             Idaho             83713
                Center                        Chinden Boulevard
01-1027902      Denver Creek                  1160 South Denver        Boise             Idaho             83706
                Apartments                    Avenue
01-1027903      Intermountain Self            1055 Sunnyside Road      Idaho Falls       Idaho             83404
                Storage #1 (Idaho Falls,
                ID)
01-1027904      Intermountain Self            201 West Linden          Chubbuck          Idaho             83202
                Storage #2 (Chubbuck,         Street
                ID)
01-1027905      Intermountain Self            4698 Burley Road         Chubbuck          Idaho             83202
                Storage #3 (Chubbuck,
                ID)


LOAN           INTEREST       RATE          ORIGINAL        CUT-OFF DATE     REMAINING   MATURITY
NUMBER           RATE         TYPE          BALANCE            BALANCE         TERM        DATE
01-1025819      8.3000        Fixed       3,000,000.00      2,996,891.05       118        6/1/10
01-1025997      7.9200        Fixed       2,500,000.00      2,487,611.93       237        5/1/20
01-1026176      8.3500        Fixed       1,125,000.00      1,123,850.40       118        6/1/10
01-1026212      8.3750        Fixed       2,925,000.00      2,920,877.48       117        5/1/10
01-1026263      8.1800        Fixed       6,970,000.00      6,959,569.51       117        5/1/10
01-1026339      8.8750        Fixed       2,100,000.00      2,098,154.13       118        6/1/10
01-1026401      8.1800        Fixed       7,905,000.00      7,893,170.30       117        5/1/10
01-1026497      8.3750        Fixed       2,250,000.00      2,246,828.81       117        5/1/10
01-1026584      8.5700        Fixed       2,700,000.00      2,699,030.49       119        7/1/10
01-1027351      8.4200        Fixed       3,950,000.00      3,944,510.72       117        5/1/10
01-1027480      8.1100        Fixed       2,440,000.00      2,438,948.70       119        7/1/10
01-1027900      7.8500        Fixed       2,100,000.00      1,988,785.88       212        4/1/18
01-1027902      8.2000        Fixed         750,000.00        736,303.80       154        6/1/13
01-1027903      9.0000        Fixed         720,000.00        703,181.50       156        8/1/13
01-1027904      9.0000        Fixed         625,000.00        610,400.44       156        8/1/13
01-1027905      9.0000        Fixed         430,000.00        419,955.64       156        8/1/13

DEUTSCHE BANK REPURCHASE FACILITY

                                            ANTICIPATED        DAY                                    CREDIT
LOAN                                         REPAYMENT       PAYMENT       MONTHLY          ARD        LEASE
NUMBER         NAME                            DATE            DUE         PAYMENT          LOAN       LOAN
21702          Remond Cliff Plaza                              10         24,109.14          No
               Apartments
24161          Galyan's-Plainfield                             10         39,620.99          No
24483          Residence Inn by               6/1/10           1          49,118.86                     Yes
               Marriott
24575          Galyan's-Leawood                                10         68,465.53          No
25149          Center City Apartment                           5          50,029.20          No
               Portfolio II
25149-A        1109 Spruce Street                                                            NAP
25149-B        322 S. 10th Street                                                            NAP
25149-C        927 Spruce Street                                                             NAP
25149-D        1104 Spruce Street                                                            NAP
25149-E        2125-27 Walnut Street                                                         NAP
25149-F        434 Lombard Street                                                            NAP
25149-G        1001 Pine Street                                                              NAP
25149-H        1034 Spruce Street                                                            NAP
25149-I        1616-18 Spruce Street                                                         NAP
25149-J        1957 Locust Street                                                            NAP
25149-K        218 S. 20th Street                                                            NAP
25149-L        1719 Spruce Street                                                            NAP
26002          Paradise Plaza Inn             5/1/10           1          51,382.91          Yes
26190          Candlestick                                     5           8,823.72          No
26207          Holcomb Corners                                 5          12,722.17          No
               Shopping Center
26209          Office Depot - Hobby                            5          26,161.63          No
               Lobby Retail Center
26214          Dove Park Townhomes                             5          13,589.29          No
26254          Feeley Apartment                                5          21,268.59          No
               Portfolio
26254-A        64 Monroe Street                                                              NAP
26254-B        125 Monroe Street                                                             NAP
26254-C        70 Jefferson Street                                                           NAP
26254-D        100 Jefferson Street                                                          NAP
26254-E        102 Jefferson Street                                                          NAP
26426          Bank of America                                 5          37,319.55          No
               Office Building
26560          Ahwatukee Palms                                 5          100,443.73         No
               Shopping Center
26750          Brighton Park                                   5          33,957.00          No


                                                                      ADDITIONAL
LOAN                                              BROKER STRIP         SERVICING     SERVICING
NUMBER         DEFEASANCE                         LOAN                  FEE LOAN        FEE
21702          Lock/38_Defeasance/78_0%/4                                              0.1325
24161          Lock/35_Defeasance/83_0%/2                                              0.1325
24483          Lock/47_Defeasance/71_0%/2                                              0.1325
24575          Lock/35_Defeasance/83_0%/2                                              0.1325
25149          Lock/29_Defeasance/89_0%/2                                              0.1325
25149-A        NAP
25149-B        NAP
25149-C        NAP
25149-D        NAP
25149-E        NAP
25149-F        NAP
25149-G        NAP
25149-H        NAP
25149-I        NAP
25149-J        NAP
25149-K        NAP
25149-L        NAP
26002          Lock/47_Defeasance/71_0%/2                                              0.1325
26190          Lock/29_Defeasance/89_0%/2                                              0.1325
26207          Lock/47_Defeasance/71_0%/2                                              0.1325
26209          Lock/27_Defeasance/91_0%/2                                              0.1325
26214          Lock/28_Defeasance/90_0%/2                                              0.1325
26254          Lock/28_Defeasance/90_0%/2                                              0.1325
26254-A        NAP
26254-B        NAP
26254-C        NAP
26254-D        NAP
26254-E        NAP
26426          Lock/25_Defeasance/93_0%/2                                              0.1325
26560          Lock/27_Defeasance/91_0%/2                                              0.0825
26750          Lock/26_Defeasance/92_0%/2                                              0.1325

DEUTSCHE BANK REPURCHASE FACILITY

                                            ANTICIPATED        DAY                                    CREDIT
LOAN                                         REPAYMENT       PAYMENT      MONTHLY           ARD        LEASE
NUMBER         NAME                            DATE            DUE        PAYMENT           LOAN       LOAN
               Shopping Center
27102          Sheraton Four Points           7/1/10            1        94,781.03          Yes
               Hotel
27256          Hampton Inn                    6/1/10            1        49,279.90          Yes
27257          Holiday Inn Express -          6/1/10            1        73,275.67          Yes
               BWI
27271          Residence Inn                  7/1/10            1        40,683.41          Yes
               (Danbury)
27433          Industrial Distribution                          5        45,455.50          No
               Group Building
27619          Donna Lynn                                       5        25,519.17          No
               Apartments
27754          West Union Corporate                             5        25,346.42          No
               Building
27800          Rialto Building                                  5        207,985.90         No
27974          Weinerman                                        5        16,721.59          No
               Multifamily Portfolio
27974-A        Daibes Apartments                                                            NAP
27974-B        Crescent Garden                                                              NAP
               Apartments
28000          Courtyard by Marriott          7/1/10            1        51,704.02          Yes
28001          Residence Inn by               7/1/10            1        61,283.39          Yes
               Marriott
01-1020226     Carpenter's Union                                1        19,211.25          No
               Building
01-1020227     DuPont Medical                                   1        28,943.89          No
               Building
01-1020228     Continental Office                               1        46,305.46          No
               Building
01-1025095     College Park                                     1        11,308.59          No
               Apartments
01-1025199     Southlake Market Loop                            1         8,103.01          No
01-1025231     K-Mart Retail - Aurora,        6/1/10            1        23,139.01          Yes
               Colorado
01-1025336     Los Frances                                      1        14,763.14          No
               Apartments
01-1025387     K-Mart Retail - Grand          5/1/10            1        23,247.43          Yes
               Island
01-1025540     Southport Associates                             1        10,995.46          No


                                                                      ADDITIONAL
LOAN                                              BROKER STRIP         SERVICING     SERVICING
NUMBER         DEFEASANCE                         LOAN                  FEE LOAN        FEE
27102          Lock/47_Defeasance/71_0%/2                                              0.1325
27256          Lock/47_Defeasance/71_0%/2                                              0.1325
27257          Lock/47_Defeasance/71_0%/2                                              0.1325
27271          Lock/35_Defeasance/83_0%/2                                              0.1325
27433          Lock/25_Defeasance/93_0%/2                                              0.1325
27619          Lock/25_Defeasance/93_0%/2                                              0.1325
27754          Lock/25_Defeasance/93_0%/2                                              0.1325
27800          Lock/26_Defeasance/93_0%/1                                              0.0700
27974          Lock/25_Defeasance/93_0%/2                                              0.1325
27974-A        NAP
27974-B        NAP
28000          Lock/47_Defeasance/69_0%/4                                              0.1325
28001          Lock/47_Defeasance/69_0%/4                                              0.1325
01-1020226     Lock/26_Defeasance/30_0%/4                                              0.1325
01-1020227     Lock/26_Defeasance/30_0%/4                                              0.1325
01-1020228     Lock/26_Defeasance/30_0%/4                                              0.1325
01-1025095     Lock/26_Defeasance/87_0%/7                                              0.1325
01-1025199     Lock/27_Defeasance/89_0%/4                                              0.2575
01-1025231     Lock/26_Defeasance/90_0%/4                                              0.1325
01-1025336     Lock/28_Defeasance/88_0%/4                                              0.1325
01-1025387     Lock/27_Defeasance/89_0%/4                                              0.1325
01-1025540     Lock/27_Defeasance/89_0%/4                                              0.1325

DEUTSCHE BANK REPURCHASE FACILITY

                                            ANTICIPATED        DAY                                    CREDIT
LOAN                                         REPAYMENT       PAYMENT      MONTHLY           ARD        LEASE
NUMBER         NAME                            DATE            DUE        PAYMENT           LOAN       LOAN
               Retail
01-1025819     The Meadows                                      1        22,643.54           No
               Apartments - Lacey,
               WA
01-1025997     Across Lenox Shopping                            1        20,968.28           No
               Center
01-1026176     Buckingham                                       1         8,530.97           No
               Apartments
01-1026212     La Brea Office                                   1        22,232.11           No
               Building
01-1026263     K-Mart Retail - Aurora,                          1        52,020.68           No
               Illinois
01-1026339     Pioneer Center Retail                            1        16,708.54           No
01-1026401     K-Mart Retail -                                  1        58,999.06           No
               Chicago
01-1026497     9001 Braddock Road                               1        17,101.63           No
               Office Building
01-1026584     K-Mart Retail - South                            1        20,894.76           No
               Bend, IN
01-1027351     Chili's Plaza                                    1        30,148.42           No
01-1027480     Meadows of Gwinnett                              1        18,091.31           No
               County Apartments
01-1027900     BRC Plaza Shopping                               1        17,369.71           No
               Center
01-1027902     Denver Creek                                     1         5,608.16           No
               Apartments
01-1027903     Intermountain Self                               1         6,042.21           No
               Storage #1 (Idaho Falls,
               ID)
01-1027904     Intermountain Self                               1         5,244.98           No
               Storage #2 (Chubbuck,
               ID)
01-1027905     Intermountain Self                               1         3,608.54           No
               Storage #3 (Chubbuck,
               ID)

                                                                           ADDITIONAL
LOAN                                                   BROKER STRIP         SERVICING        SERVICING
NUMBER         DEFEASANCE                              LOAN                  FEE LOAN           FEE
01-1025819     Lock/26_Defeasance/87_0%/7                                                     0.1325
01-1025997     Lock/27_Defeasance/209_0%/4                                                    0.1325
01-1026176     Lock/26_Defeasance/90_0%/4                                                     0.2575
01-1026212     Lock/27_Defeasance/89_0%/4                                                     0.1325
01-1026263     Lock/27_Defeasance/89_0%/4                                                     0.1325
01-1026339     Lock/26_Defeasance/90_0%/4                                                     0.1325
01-1026401     Lock/27_Defeasance/89_0%/4                                                     0.1325
01-1026497     Lock/27_Defeasance/89_0%/4                                                     0.1325
01-1026584     Lock/25_Defeasance/91_0%/4                                                     0.1325
01-1027351     Lock/27_Defeasance/89_0%/4                                                     0.1325
01-1027480     Lock/25_Defeasance/91_0%/4                                                     0.1325
01-1027900     Lock/0_> YM or 1%/107_1%/126_0%/7                                              0.2575
01-1027902     Lock/0_> YM or 1%/107_1%/66_0%/7                                               0.2575
01-1027903     Lock/0_> YM or 1%/107_1%/66_0%/7                                               0.2575
01-1027904     Lock/0_> YM or 1%/107_1%/66_0%/7                                               0.2575
01-1027905     Lock/0_> YM or 1%/107_1%/66_0%/7                                               0.2575

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

          (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C2, without recourse";

          (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

          (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

          (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

          (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

          (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

          (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the

     Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

          (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

          (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

          (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

          (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

          (xiii)    the related Ground Lease or a copy thereof, if any;

          (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

          (xv) the original or a copy of any lockbox agreement or deposit account or similar agreement;

          (xvi) the original or a copy of any intercreditor agreement with respect to the Mortgage Loan; and

          (xvii) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that, with respect to the Mortgage Loans subject to the Participation Interest, the Mortgage File shall consist solely of an original executed counterpart of the Participation Agreement which provides, inter alia, that the related Mortgage File shall be held by the custodian thereunder for the benefit of the holders of the participation interests created thereunder, and provided, further that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

Certificate of Officer of German American Capital Corporation (the "Seller")

     I, ____________________________ , a ________________________ of the Seller,
hereby certify as follows:

     The Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

     Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

Name                Office                    Signature
----                ------                    ---------





     Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated August 8, 2000 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated August 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.


                                     C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of August , 2000.


                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:


     I, [name], [title], hereby certify that __________________________________
is a duly elected or appointed, as the case may be, qualified and acting ______ ____________________ of the Seller and that the signature appearing above is his or her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of August , 2000.

                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:




                                     C-1-2

                                   EXHIBIT C-2

                        FORM OF CERTIFICATE OF THE SELLER

Certificate of German American Capital Corporation

     In connection with the execution and delivery by German American Capital Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of August 8, 2000 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this ____th day of August, 2000.

                                            GERMAN AMERICAN CAPITAL CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:



                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                     C-2-1

                                   EXHIBIT C-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER

August 17, 2000

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Fitch, Inc.

Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

Wells Fargo Bank Minnesota, N.A.

                  Re: GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C2

Ladies and Gentlemen:

     I am Counsel to German American Capital Corporation (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2000-C2 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee").

     Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of August 8, 2000 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of August 8, 2000 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other


                                     C-3-1
agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing, I am of the opinion that:

     1. The Seller is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

     2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport or are construed to provide indemnification with respect to securities law violations.

     3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for

                                     C-3-2
          those consents, approvals, authorizations or orders which previously have been obtained.

     4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.


                                                     Very truly yours,


                                     C-3-3